UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  May 11, 2016
(Date of earliest event reported:  May 9, 2016)

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.07                          Submission of Matters to a Vote of Security Holders

(a)            On May 9, 2016, Havertys held its annual meeting of stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and holders of common stock are entitled to one vote for each share of stock and holders of Class A common stock are entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters approval requires an affirmative vote of a combined majority of the votes cast.

(b)            Represented at the meeting in person or by proxy were 1,933,780 shares of Class A common stock, or approximately 95.2% of eligible Class A common stock, and 19,138,500 shares of common stock, or approximately 95.1% of eligible common stock shares.

      The final voting results for each proposal, each of which is described in greater detail in Havertys' definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2016, follow below:

Proposal 1:	Election of Class A common stock directors.

The holders of Class A common stock elected all seven director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

John T. Glover	1,735,424	3,500	194,856
Rawson Haverty, Jr.	1,737,550	1,374	194,856
L. Phillip Humann	1,738,924	0	194,856
Mylle Mangum	1,735,424	3,500	194,856
Frank S. McGaughey, III	1,707,159	31,765	194,856
Clarence H. Smith	1,735,424	3,500	194,856
Al Trujillo	1,735,424	3,500	194,856

Proposal 2:                                        Election of common stock directors.

The holders of common stock elected all three director nominees at the annual meeting to serve a one year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

L. Allison Dukes	18,140,371	91,371	906,758
Vicki R. Palmer	17,961,398	270,344	906,758
Fred L. Schuermann	17,961,838	269,904	906,758

Proposal 3:	Ratification of Grant Thornton LLP as our independent auditor.

The stockholders ratified the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2016.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Grant Thornton LLP	38,470,690	4,955	655	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.

May 11, 2016	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer